Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271
laura.graves@polycom.com

Press Contact:	Michael Rose
Polycom, Inc.
1.408.586.3839
michael.rose@polycom.com

Polycom Announces Financial Results for Fourth Quarter and Fiscal Year 2015

Full Year Operating Margin, Net Income and EPS Grew Year-over-Year

SAN JOSE, Calif. – January 26, 2016 – Polycom, Inc. (Nasdaq: PLCM) today reported fourth quarter 2015 revenues of $317 million, non-GAAP net income of $32 million and non-GAAP earnings per diluted share of 23 cents. GAAP net income for the fourth quarter was $14 million, or 11 cents per diluted share on a GAAP basis. Polycom also reported full year 2015 revenues of $1.3 billion, non-GAAP net income of $123 million and non-GAAP earnings per diluted share of 90 cents. GAAP net income for the full year 2015 was $69 million, or 50 cents per diluted share on a GAAP basis. Polycom’s quarterly and full year financial results, along with a reconciliation of GAAP to non-GAAP performance, are provided in the tables at the end of this press release.

“Polycom reported in-line quarterly performance and continued year-over-year improvement in non-GAAP operating margin,” said Peter Leav, President and Chief Executive Officer. “We are excited with the positive customer feedback and long term opportunities created by our newest product innovations.”

“Polycom worked diligently to improve the flexibility of its financial model in 2015,” said Laura Durr, Chief Financial Officer and Executive Vice President.  “These efforts allowed us to significantly improve company operating performance for the second year in a row.” Polycom generated $120 million in operating cash flow and repurchased $90 million in common stock in 2015.

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q4 2015	Q3 2015	Q4 2014	Quarter-Over-Quarter Change	Year-Over-Year Change
Revenues	$316.8	$303.1	$348.9	5%	(9)%
Non-GAAP Net Income	$32.1	$28.9	$33.6	11%	(4)%
Non-GAAP EPS	$0.23	$0.21	$0.24	10%	(4)%
GAAP Net Income	$14.5	$13.6	$20.5	7%	(29)%
GAAP EPS	$0.11	$0.10	$0.15	10%	(27)%

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q4 2015	Q3 2015	Q4 2014	Quarter-Over-Quarter Change	Year-Over-Year Change
Americas	$153.4	$148.2	$165.3	4%	(7)%
% of revenues	48%	49%	47%
Europe, Middle East & Africa (EMEA)	84.9	77.3	93.7	10%	(9)%
% of revenues	27%	25%	27%
Asia Pacific	78.6	77.7	89.9	1%	(13)%
% of revenues	25%	26%	26%
Totals *	$316.8	$303.1	$348.9	5%	(9)%

* may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q4 2015	Q3 2015	Q4 2014	Quarter-Over-Quarter Change	Year-Over-Year Change
UC Group Systems	$188.1	$184.9	$219.2	2%	(14)%
% of revenues	59%	61%	63%
UC Personal Devices	69.7	63.3	66.6	10%	5%
% of revenues	22%	21%	19%
UC Platform	59.1	55.0	63.1	8%	(6)%
% of revenues	19%	18%	18%
Totals *	$316.8	$303.1	$348.9	5%	(9)%

* may not foot due to rounding

In Q4 2015, Polycom generated a total of $31 million in operating cash flow. Cash and investments at the end of Q4 2015 totaled $666 million, of which approximately $232 million is located in the United States. Net of existing debt, cash and investments at the end of Q4 2015 totaled $431 million.

Earnings Call Details

Polycom will hold a conference call today, January 26, 2016, at 5:00 p.m. ET/2:00 p.m. PT to discuss fourth quarter 2015 financial results and guidance for the first quarter 2016. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the United States and Canada; you may participate by calling +1.800.768.9711 and for callers outside of the United States and Canada, by calling +1.303.223.0120.  A replay of the call will also be available at www.polycom.com/investors or, for callers in the United States and Canada, at +1.800.633.8284 and, for callers outside of the United States and Canada, at +1.402.977.9140. The access number for the replay is 21803726.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the long term opportunities created by our newest product innovations and improving operating performance. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and on our customers and partners, and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus and investment; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and the availability of capital; changes in key sales and other personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with GAAP in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 415,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2016 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Revenues:
Product revenues	$226,861	$252,593	$893,762	$960,726
Service revenues	89,979	96,332	373,463	384,428
Total revenues	316,840	348,925	1,267,225	1,345,154
Cost of revenues:
Cost of product revenues	102,325	109,880	390,618	406,625
Cost of service revenues	33,397	37,913	137,854	153,520
Total cost of revenues	135,722	147,793	528,472	560,145
Gross profit	181,118	201,132	738,753	785,009
Operating expenses:
Sales and marketing	82,525	99,004	349,732	388,761
Research and development	48,830	48,293	191,456	196,495
General and administrative	22,469	25,711	88,625	99,886
Amortization of purchased intangibles	2,262	2,418	9,495	9,781
Restructuring costs	12,229	3,460	12,809	40,347
Litigation reserves and payments	—	—	—	3,130
Transaction-related costs	574	—	574	156
Total operating expenses	168,889	178,886	652,691	738,556
Operating income	12,229	22,246	86,062	46,453
Interest and other income (expense), net
Interest expense	(1,586)	(1,489)	(6,131)	(5,893)
Other income (expense), net	1,940	627	4,276	2,455
Interest and other income (expense), net	354	(862)	(1,855)	(3,438)
Income before provision for income taxes	12,583	21,384	84,207	43,015
Provision for (benefit from) income taxes	(1,911)	902	15,295	956
Net income	$14,494	$20,482	$68,912	$42,059

Basic net income per share	$0.11	$0.15	$0.52	$0.31

Diluted net income per share	$0.11	$0.15	$0.50	$0.30

Number of shares used in computation of net income per share:
Basic	132,545	135,785	133,581	136,801
Diluted	137,203	140,802	137,394	142,005

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
GAAP net income	$14,494	$13,573	$20,482	$68,912	$42,059
Amortization of purchased intangibles	2,361	2,499	3,149	10,451	12,816
Restructuring costs	12,229	213	3,460	12,809	40,347
Litigation reserves and payments	—	—	—	—	3,130
Transaction-related costs	574	—	—	574	156
Stock-based compensation expense	12,237	13,959	13,782	45,139	47,960
Effect of stock-based compensation on warranty rates	107	96	84	336	494
Costs associated with CEO separation and related SEC investigation	—	22	208	421	2,159
Income tax effect of non-GAAP exclusions	(9,946)	(1,451)	(7,548)	(15,493)	(29,093)
Non-GAAP net income	$32,056	$28,911	$33,617	$123,149	$120,028
GAAP net income per share:
Basic	$0.11	$0.10	$0.15	$0.52	$0.31
Diluted	$0.11	$0.10	$0.15	$0.50	$0.30
Non-GAAP net income per share:
Basic	$0.24	$0.22	$0.25	$0.92	$0.88
Diluted	$0.23	$0.21	$0.24	$0.90	$0.85
Number of shares used in computation of net income per share:
Basic	132,545	132,944	135,785	133,581	136,801
Diluted	137,203	135,792	140,802	137,394	142,005

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$435,093	$443,132
Short-term investments	184,242	185,783
Trade receivables, net	187,888	169,400
Inventories	89,392	100,328
Deferred taxes	—	38,805
Prepaid expenses and other current assets	52,852	60,539
Total current assets	949,467	997,987
Property and equipment, net	101,853	109,195
Long-term investments	46,484	59,197
Goodwill and purchased intangibles, net	572,840	583,798
Deferred taxes	90,515	54,019
Other assets	21,737	25,071
Total assets	$1,782,896	$1,829,267
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$73,472	$108,172
Accrued payroll and related liabilities	38,781	42,901
Taxes payable	4,342	4,056
Deferred revenue	170,559	173,532
Current portion of long-term debt	5,717	5,717
Other accrued liabilities	84,660	86,193
Total current liabilities	377,531	420,571
Long-term deferred revenue	86,191	89,366
Taxes payable	9,983	11,719
Deferred taxes	135	173
Long-term debt	228,799	234,516
Other non-current liabilities	28,111	49,189
Total liabilities	730,750	805,534
Stockholders' equity	1,052,146	1,023,733
Total liabilities and stockholders' equity	$1,782,896	$1,829,267

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2015	December 31, 2014
Cash flows from operating activities:
Net income	$68,912	$42,059
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	51,682	57,412
Amortization of purchased intangibles	10,502	12,891
Amortization of capitalized software development costs for products to be sold	3,102	1,704
Amortization of debt issuance costs	532	533
Amortization of discounts and premiums on investments, net	2,095	1,964
Provision for doubtful accounts	—	600
Write-down of excess and obsolete inventories	12,112	6,532
Stock-based compensation expense	45,139	47,960
Excess tax benefits from stock-based compensation expense	(4,431)	(3,371)
Loss on disposal of property and equipment	1,252	5,007
Changes in assets and liabilities:
Trade receivables	(19,022)	13,479
Inventories	(1,677)	(3,551)
Deferred taxes	(6,843)	(17,792)
Prepaid expenses and other assets	8,948	(8,456)
Accounts payable	(31,470)	19,006
Taxes payable	10,465	9,825
Other accrued liabilities and deferred revenue	(31,749)	19,624
Net cash provided by operating activities	119,549	205,426
Cash flows from investing activities:
Purchases of property and equipment	(47,562)	(50,133)
Capitalized software development costs for products to be sold	(5,144)	(4,807)
Purchases of investments	(247,303)	(269,842)
Proceeds from sale of investments	18,589	45,492
Proceeds from maturities of investments	240,684	168,328
Net cash used in investing activities	(40,736)	(110,962)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	21,879	23,729
Payments on debt	(6,250)	(6,250)
Purchase and retirement of common stock under share repurchase plan	(89,953)	(49,981)
Purchase and retirement of common stock for tax withholdings on vesting of employee stock-based awards	(15,335)	(14,830)
Excess tax benefits from stock-based compensation expense	4,431	3,371
Net cash used in financing activities	(85,228)	(43,961)
Effect of exchange rate changes on cash and cash equivalents	(1,624)	—
Net (decrease) increase in cash and cash equivalents	(8,039)	50,503
Cash and cash equivalents, beginning of period	443,132	392,629
Cash and cash equivalents, end of period	$435,093	$443,132

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	December 31, 2015	September 30, 2015	December 31, 2014
Balance Sheet Highlights
Cash and investments	$666	$655	$688
Number of shares outstanding	133	132	135
Cash and investments per share	$5.02	$4.95	$5.09
Debt	$235	$236	$240
Operating cash flow - quarterly	$31	$26	$91
Operating cash flow - trailing 12 months	$120	$180	$205
DSO (Days Sales Outstanding)	54	47	44
Inventory turns - GAAP	6.1	5.0	5.9
Inventory turns - non-GAAP	6.0	4.9	5.8
Deferred revenue	$257	$254	$263
Share repurchases:
Quarter-to-date share repurchases - shares	—	2.2	1.9
Quarter-to-date share repurchases - dollars	$—	$25	$25
Year-to-date share repurchases - shares (1)	7.0	7.0	5.4
Year-to-date share repurchases - dollars	$90	$90	$50
Remaining authorization for share repurchases (2)	$60	$60	$150
Ending headcount	3,451	3,511	3,525

	For the Three Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014
Income Statement Highlights
GAAP:
Revenues	$317	$303	$349
Gross margin	57.2%	59.0%	57.6%
Operating expenses	$169	$159	$179
Operating margin	3.9%	6.6%	6.4%
Diluted EPS	$0.11	$0.10	$0.15
Non-GAAP:
Revenues	$317	$303	$349
Gross margin	57.9%	59.7%	58.4%
Operating expenses	$144	$144	$161
Operating margin	12.5%	12.1%	12.3%
Diluted EPS	$0.23	$0.21	$0.24

(1)

The final settlement of shares under prior Accelerated Share Repurchase program was completed in the three month period ended June 30, 2014, for which funds were advanced in the three month period ended December 31, 2013.

(2)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
GAAP cost of revenues used in inventory turns	$135,722	$124,220	$147,793	$528,472	$560,145
Stock-based compensation expense	(1,997)	(1,986)	(1,764)	(7,628)	(6,756)
Effect of stock-based compensation expense on warranty rates	(107)	(96)	(84)	(336)	(494)
Amortization of purchased intangibles	(99)	(100)	(731)	(956)	(3,035)
Non-GAAP cost of revenues used in inventory turns	$133,519	$122,038	$145,214	$519,552	$549,860
GAAP gross profit	$181,118	$178,890	$201,132	$738,753	$785,009
Stock-based compensation expense	1,997	1,986	1,764	7,628	6,756
Effect of stock-based compensation expense on warranty rates	107	96	84	336	494
Amortization of purchased intangibles	99	100	731	956	3,035
Non-GAAP gross profit	$183,321	$181,072	$203,711	$747,673	$795,294
Non-GAAP gross margin	57.9%	59.7%	58.4%	59.0%	59.1%

GAAP sales and marketing expense	$82,525	$86,915	$99,004	$349,732	$388,761
Stock-based compensation expense	(3,659)	(4,217)	(4,496)	(13,187)	(14,893)
Non-GAAP sales and marketing expense	$78,866	$82,698	$94,508	$336,545	$373,868
Non-GAAP sales and marketing expense as a percent of revenues	24.9%	27.3%	27.1%	26.6%	27.8%

GAAP research and development expense	$48,830	$46,744	$48,293	$191,456	$196,495
Stock-based compensation expense	(2,094)	(2,725)	(2,995)	(9,307)	(10,299)
Non-GAAP research and development expense	$46,736	$44,019	$45,298	$182,149	$186,196
Non-GAAP research and development expense as a percent of revenues	14.8%	14.5%	13.0%	14.4%	13.8%

GAAP general and administrative expense	$22,469	$22,720	$25,711	$88,625	$99,886
Stock-based compensation expense	(4,487)	(5,031)	(4,527)	(15,017)	(16,012)
Costs associated with CEO separation and related SEC investigation	—	(22)	(208)	(421)	(2,159)
Non-GAAP general and administrative expense	$17,982	$17,667	$20,976	$73,187	$81,715
Non-GAAP general and administrative expense as a percent of revenues	5.7%	5.8%	6.0%	5.8%	6.1%

GAAP total operating expenses	$168,889	$158,991	$178,886	$652,691	$738,556
Stock-based compensation expense	(10,240)	(11,973)	(12,018)	(37,511)	(41,204)
Amortization of purchased intangibles	(2,262)	(2,399)	(2,418)	(9,495)	(9,781)
Restructuring costs	(12,229)	(213)	(3,460)	(12,809)	(40,347)
Litigation reserves and payments	—	—	—	—	(3,130)
Transaction-related costs	(574)	—	—	(574)	(156)
Costs associated with CEO separation and related SEC investigation	—	(22)	(208)	(421)	(2,159)
Non-GAAP total operating expenses	$143,584	$144,384	$160,782	$591,881	$641,779
Non-GAAP total operating expenses as a percent of revenues	45.3%	47.6%	46.1%	46.7%	47.7%

GAAP operating income	$12,229	$19,899	$22,246	$86,062	$46,453
Stock-based compensation expense	12,237	13,959	13,782	45,139	47,960
Effect of stock-based compensation expense on warranty rates	107	96	84	336	494
Amortization of purchased intangibles	2,361	2,499	3,149	10,451	12,816
Restructuring costs	12,229	213	3,460	12,809	40,347
Litigation reserves and payments	—	—	—	—	3,130
Transaction-related costs	574	—	—	574	156
Costs associated with CEO separation and related SEC investigation	—	22	208	421	2,159
Non-GAAP operating income	$39,737	$36,688	$42,929	$155,792	$153,515
Non-GAAP operating margin	12.5%	12.1%	12.3%	12.3%	11.4%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Cost of product revenues	$726	$635	$2,917	$2,463
Cost of service revenues	1,271	1,129	4,711	4,293
Stock-based compensation expense in total cost of revenues	1,997	1,764	7,628	6,756
Sales and marketing	3,659	4,496	13,187	14,893
Research and development	2,094	2,995	9,307	10,299
General and administrative	4,487	4,527	15,017	16,012
Stock-based compensation expense in operating expenses	10,240	12,018	37,511	41,204
Total stock-based compensation expense	$12,237	$13,782	$45,139	$47,960